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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                               September 16, 1996
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                                 Date of Report
                        (Date of earliest event reported)


                       Fremont Funding Inc., as Transferor
                    Fremont Small Business Loan Master Trust

         $100,000,000 Variable Rate Asset Backed Certificates, Series B $135,000,000 Variable Rate Asset Backed Certificates, Series C
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              (Exact name of registrant as specific in its charter)



                                    33-73508
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                            (Commission File Number)


               Delaware                               95-4398057
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   (State or other jurisdiction of      (I.R.S. Employer Identification No.)
   incorporation or organization)



                           2020 Santa Monica Boulevard
                                    Suite 500
                           Santa Monica, CA 90404-2023
                    (Address of Principal Executive Offices)

                                 (310) 315-3988
              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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         This  report is filed on  behalf of the  Fremont  Small  Business  Loan
Master Trust (the "Trust") established pursuant to the Pooling and Servicing Agreement dated as of March 1, 1993, as supplemented by the Series A Supplement dated as of March 1, 1993 (the "Series A Supplement"), the Series B Supplement dated as of November 1, 1993, the Series 1995-1 Supplement dated as of March 1, 1995, the Series C Supplement dated as of February 1, 1996 (the "Series C Supplement"), Amendment No. 1 to the Pooling and Servicing Agreement dated as of November 9, 1993, Amendment No. 2 to the Pooling and Servicing Agreement dated as of March 1, 1995, Amendment No. 3 to the Pooling and Servicing Agreement dated as of February 1, 1996 and the Amended and Restated Variable Funding Supplement dated as of November 30, 1995 (together, the "Pooling and Servicing
Agreement")  by  and  among  Fremont  Funding  Inc.,  as  transferor   ("Fremont
Funding"), Fremont Financial Corporation, as servicer ("Fremont Financial"), and LaSalle National Bank, as trustee (the "Trustee"). All defined terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not applicable.

ITEM 5.  OTHER EVENTS.

                  Matter reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q:

                           Item 1.  Legal Proceedings:  None

                           Item 2.  Changes in Securities:  None

                           Item 4.  Submission of Matters to a Vote of Security
                                    Holders:  None.

                           Item 5.  Other Information:  None.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not applicable.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements of Business Acquired.

                           Not applicable.

                  (b)      Pro Forma Financial Information.

                           Not applicable.

                  (c)      Exhibits.


         Exhibit No.                        Description
               99.1          Payment Date Statement dated September 16, 1996.



ITEM 8.             CHANGE IN FISCAL YEAR.

                    Not applicable.










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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FREMONT FUNDING INC.


                                           By:/s/  PATRICK E. LAMB
                                              ----------------------------
                                           Name: Patrick E. Lamb
                                           Title: Chief Financial Officer


Date: September 20, 1996



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                                  EXHIBIT INDEX



 Exhibit No.                       Description                       Page No.
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    99.1         Payment Date Statement dated September 16, 1996.













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